Exhibit 99.1

Richard K. DavisChairman, President and CEOSeptember 14, 2011 Barclays Capital 2011 Global Financial Services Conference

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp OverviewPerformanceCurrent EnvironmentInvesting for Growth

Overview

U.S. Bancorp Businesses

2Q11 Dimensions

• Asset Size	$321 billion
• Deposits	$215 billion
• Loans	$200 billion
• Customers	17 million
• NYSE Traded	USB
• Market Capitalization*	$42 billion
• Founded	1863
• Bank Branches	3,086
• ATMs	5,086


Regional
Consumer & Business Banking
& Wealth Management
National
Wholesale Banking & Trust Services
International
Payments
• Corporate Trust offices in London and Dublin

usbancorp

* As of September 9, 2011

4

Overview

Mix of Businesses

Payment Services
- ✓ Retail Payment Solutions
- ✓ Corporate Payment Systems
- ✓ Global Merchant Acquiring

Revenue Mix By Business Line


Payment Services 28%
Consumer and Small Business Banking 43%
WM&SS 9%
Wholesale Banking and Commercial Real Estate 20%

Consumer and Small Business Banking
- ✓ Metropolitan Banking
- ✓ Community Banking
- ✓ Consumer Lending
- ✓ Mortgage Banking
- ✓ Small Business Banking

Wealth Management and Securities Services
- ✓ Wealth Management
- ✓ Corporate Trust Services
- ✓ Fund Services
- ✓ U.S. Bancorp Asset Management
- ✓ Institutional Trust and Custody

Wholesale Banking and Commercial Real Estate
- ✓ Corporate Banking
- ✓ Commercial Banking
- ✓ Commercial Real Estate

2Q11 YTD, excluding Treasury and Corporate Support

5

U.S. Bancorp OverviewPerformanceCurrent EnvironmentInvesting for Growth

U.S. Bancorp Performance Date 6/30/2011 7/1/2011 7/4/2011 7/5/2011 7/6/2011 7/7/2011 7/8/2011 7/11/2011 7/12/2011 7/13/2011 7/14/2011 7/15/2011 7/18/2011 7/19/2011 7/20/2011 7/21/2011 7/22/2011 7/25/2011 7/26/2011 7/27/2011 7/28/2011 7/29/2011 8/1/2011 8/2/2011 8/3/2011 8/4/2011 8/5/2011 8/8/2011 8/9/2011 8/10/2011 8/11/2011 8/12/2011 8/15/2011 8/16/2011 8/17/2011 8/18/2011 8/19/2011 8/22/2011 8/23/2011 8/24/2011 8/25/2011 8/26/2011 8/29/2011 8/30/2011 8/31/2011 9/1/2011 9/2/2011 9/5/2011 9/6/2011 9/7/2011 9/8/2011 9/9/2011 USB 100 102.2 102.2 100.3 99.2 100.4 99.4 97.5 97.8 98.5 96.8 97 95.8 98.1 102.5 105.9 105.5 105.7 104.8 102.8 102.3 102.2 101.8 98.6 98.9 94.7 93 84.6 91.6 84 88 85.9 89.1 86.9 87.9 82.6 80.6 79.6 84.3 87.2 87.6 87.9 90.8 90.3 91 88.8 84.7 84.7 83.4 88.9 89.6 86.2 S&P 500 Index 100 101.4 101.4 101.3 101.4 102.5 101.8 99.9 99.5 99.8 99.1 99.7 98.8 100.5 100.4 101.8 101.8 101.3 100.9 98.8 98.5 97.9 97.4 95 95.4 90.9 90.8 84.8 88.8 84.9 88.8 89.3 91.2 90.3 90.4 86.4 85.1 85.1 88 89.2 87.8 89.1 91.6 91.8 92.3 91.2 88.9 88.9 88.2 90.8 89.8 87.4 BKX Index 100 101.9 101.9 100.7 100 101.7 100 97.2 97 97.3 96.1 95.8 94.4 95.7 97.1 99.4 99 98.4 98.1 95.8 95.6 95.2 95 92 92.5 87.6 85.7 76.6 81.9 75.2 79.8 78.1 81.3 79.6 80.2 75.7 73.4 72.6 75.6 78.1 77.9 78.9 82.5 81.7 82.7 80.2 76.6 76.6 75.3 79.7 77.6 75 USB86.2 SPX87.4 BKX75.0 Source: FactSet; 6/30/11 to 9/9/11, 6/30/11 = 100 Stock Market Performance Solid growth in:LoansDepositsRevenueIndustry-leadingEfficiencyProfitabilityImproving credit qualityStrong capital USB Performance

Performance

Loan and Deposit Growth



Average Balances
Year-Over-Year Growth
2Q11 Acquisition Adjusted
Loan Growth = 3.5%
Deposit Growth = 9.6%
$ in billions
230
210
190
170
150
4.0%
$191.2
12.3%
$183.3
5.8%
$192.5
9.8%
$182.7
2.0%
$195.5
5.2%
$190.3
2.4%
$197.6
11.9%
$204.3
4.0%
$198.8
14.2%
$209.4
2Q10
3Q10
4Q10
1Q11
2Q11
Loans
Deposits

usbancorp

8

Loan and Commitment Growth Performance Average balances; total loan growth above adjusted for acquisitionsReported loan growth linked quarter: 2Q10 = -0.9%, 3Q10 = 0.7%, 4Q10 = 1.5%, 1Q11 = 1.1%, 2Q11 = 0.6%Reported loan growth prior year quarter : 2Q10 = 4.0%, 3Q10 = 5.8%, 4Q10 = 2.0%, 1Q11 = 2.4%, 2Q11 = 4.0%Commitments = revolving commercial and commercial real estate only Loan and Commitment GrowthLinked Quarter Loan and Commitment GrowthPrior Year Quarter 2Q10 3Q10 4Q10 1Q11 2Q11 Total Loans -0.009 0.007 0.015 0.007 0.005 Commercial & CRE -0.011 0.006 0.016 0.019 0.02 Commitments 0.005 0.031 0.034 0.023 0.044 2Q10 3Q10 4Q10 1Q11 2Q11 Total Loans -0.027 -0.004 0.009 0.021 0.035 Commercial & CRE -0.083 -0.048 -0.021 0.03 0.063 Commitments -0.024 0.02 0.06 0.096 0.138

Peer Banks Bank of America SunTrust Wells Fargo KeyCorp BBT Fifth Third Regions PNC U.S. Bancorp J.P.Morgan Peer Bank Ticker SymbolsBAC Bank of America PNC PNCBBT BB&T RF RegionsFITB Fifth Third STI SunTrustJPM J.P. Morgan USB U.S. BancorpKEY KeyCorp WFC Wells Fargo Performance

Loan Growth vs. Peers Average balances; USB loan growth above adjusted for acquisitions (FCB)Reported loan growth 2Q11 vs. 1Q11 = 0.6%, 2Q11 vs. 2Q10 = 4.0%Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.005 0.004 0.001 0 0 -0.001 -0.002 -0.004 -0.016 -0.017 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Deposit Growth 0.035 0.017 0.013 0.005 -0.027 -0.027 -0.03 -0.032 -0.071 -0.118 Loan Growth2Q11 vs. 1Q11 Loan Growth2Q11 vs. 2Q10 Performance

Deposit Growth vs. Peers Average balances; USB deposit growth above adjusted for acquisitions (FCB and BAC securitization trust business)Reported deposit growth 2Q11 vs. 1Q11 = 2.5%, 2Q11 vs. 2Q10 = 14.2%Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Peer 1 USB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.053 0.023 0.013 0.012 0.009 0.008 0.007 0.006 0 -0.025 Peer 1 USB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Deposit Growth 0.115 0.096 0.047 0.045 0.043 -0.006 -0.008 -0.012 -0.02 -0.091 Deposit Growth2Q11 vs. 1Q11 Deposit Growth2Q11 vs. 2Q10 Performance

2007 Noninterest Bearing 33334 Savings 58298 Time 39813 Loan and Deposit Growth vs. Peers 1Q11 Noninterest Bearning 57310 Savings 112761 Time 44812 Ending Deposits4Q07$131 billion Ending Deposits2Q11$215 billion 1Q11 Commercial 50550 Commercial Real Estate 35490 Residential Mortgage and Home Equity 51707 Credit Card 16111 Other Retail 29623 Covered 16401 2007 Commercial 51074 Commercial Real Estate 29207 Residential Mortgage and Home Equity 39223 Credit Card 10956 Other Retail 23367 Covered 0 Ending Loans4Q07$154 billion Ending Loans2Q11$200 billion Commercial Commercial Real Estate Residential Mtg and Home Equity Credit Card Other Retail Covered Noninterest-bearing Savings Time 33% 19% 26% 7% 15% 25% 18% 26% 8% 8% 15% 25% 45% 30% 27% 52% 21% USB +30% USB +64% Peer Median +25% Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Peer Median +7% Performance

Revenue Growth Total RevenueYear-Over-Year Growth 8.7% 7.9% 7.9% 4.6% 3.8% 2Q10 3Q10 4Q10 1Q11 2Q11 Reported 4519 4587 4721 4519 4690 Performance NII Pay DSC Trust Mtg Comml Other East 54 17 9 6 5 5 4 Fee Income46% Net InterestIncome54% Service Charges Trust & Inv Mgmt Mortgage Comm'l Products All Other Payments 20% 12% 11% 10% 9% 38% Revenue Diversification2Q11 Taxable-equivalent basisPayments = credit and debit card revenue, corporate payment products revenue and merchant processing services;Service charges = deposit service charges, treasury management fees and ATM processing services

Prudent Expense Management Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Performance 2006 2007 2008 2009 2010 2Q10 3Q10 4Q10 1Q11 2Q11 USB 0.454 0.492 0.469 0.484 0.515 0.524 0.519 0.525 0.511 0.516 Peer Median 0.572 0.577 0.629 0.585 0.627 0.615 0.622 0.642 0.647 0.643 Efficiency Ratio

Pre-provision Income Growth Pre-provision income excludes securities gains (losses) netPeer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 2010 Consumer 34 Wholesale 27 Wealth Management 5 Payments 35 2007 Consumer 40 Wholesale 23 Wealth Management 12 Payments 25 Pre-provision Income2Q07 YTD $3.7 billion Pre-provision Income2Q11 YTD$4.5 billion 23% 40% 12% 25% 27% 34% 4% 35% Consumer Wholesale WM&SS Payments USB +22% PeerMedian -8% Performance

Performance Metrics Performance Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0112 0.0104 0.0094 0.0072 0.0065 0.0002 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.122 0.099 0.096 0.075 0.068 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.494 0.553 0.569 0.579 0.592 0.595 0.666 0.691 0.706 0.719 Return onAverage Assets Return on AverageCommon Equity Efficiency Ratio USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0154 0.014 0.0127 0.0122 0.011 0.0099 0.0078 0.0042 0.0033 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.159 0.119 0.117 0.115 0.11 0.101 0.072 0.036 0.016 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.516 0.593 0.603 0.607 0.64 0.646 0.665 0.712 0.735 Since 1Q08 2Q11

Credit Quality Performance 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 -261 -171 -212 -159 -217 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 -0.07 -0.05 -0.06 -0.05 -0.06 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 -21 -119 -58 -132 -58 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 -0.02 -0.11 -0.06 -0.14 -0.07 $ in millions, linked quarter change* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC); 1Q11 change in NPAs excludes FCB acquisition ($287 million) Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) 103 68 (21) 25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357 (261) (119) (171) (58) (212) (132) (159) (58) (217) The Company expects the level of Net Charge-offs and Nonperforming Assets to trend lower during 3Q11

Capital Position 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 TARP 0 0 0 0 24.4 25.3 0 0 0 0 0 0 0 0 0 Tier 1 Capital Ratio 0.083 0.086 0.085 0.085 0.106 0.109 0.094 0.095 0.096 0.099 0.101 0.103 0.105 0.108 0.11 Tier 1 Common Ratio 0.056 0.057 0.056 0.057 0.051 0.054 0.067 0.068 0.068 0.071 0.074 0.076 0.078 0.082 0.084 Tier 1 Capital 17.5 18.5 18.6 18.9 18 18.9 21.7 22 22.6 23.3 24 24.9 25.9 26.8 27.8 TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio Performance 6/30/11 Tier 1Common RatioBasel III:8.1% Anticipated Basel III definitions reflect adjustments to the related elements as proposed in December 2010 by regulatory agencies

Capital Management Strong capital generation and historically high payout ratioGoal to resume normal capital management Reinvest Acquisitions Dividends ShareRepurchases 20 - 40% Targets: 30 - 40% 30 - 40% Investment criteria:Strategic fitReturn > cost of capital (10-11%) 2003 2004 2005 2006 2007 2008 2009 2010 2Q11 YTD Dividends 0.44 0.46 0.5 0.53 0.66 1.06 0.21 0.12 0.22 Share Repurchase 0.11 0.63 0.4 0.59 0.45 0.02 0 0 0.03 Earnings Distributed to Shareholders 90% 55% 109% 112% 111% 108% 21% 12% Dividends ShareRepurchase 25% Performance

U.S. Bancorp OverviewPerformanceCurrent EnvironmentInvesting for Growth

Regulatory Environment

Current Environment

✓ Existing regulatory oversight actions

	FY 2010 Actual	Annual Run Rate
Overdraft Legislation Pricing and Policy Changes	≈ $255	≈ $440 - $480
Card Act Net Interest Margin and Fee Income	≈ $160	≈ $250
Durbin Amendment	--	≈ $300*

✓ Future regulatory oversight actions

- Dodd-Frank Wall Street Reform and Consumer Protection Act
  - Consumer Financial Protection Bureau
- Residential mortgage foreclosure policy and procedures

$ in millions, estimated reduction to revenue
* 4Q11 impact approximately $75 million ($0.24 per average transaction starting 4Q11)

22

usbancorp

Foreclosure Issues

Current Environment

- ✓ Mortgages repurchased and make-whole payments
  - Repurchase activity lower than peers due to conservative credit and underwriting culture and disciplined origination process (primarily conforming loans, ≈ 95% sold to GSEs)
  - Outstanding repurchase and make-whole requests balance = $123 million as of 6/30/11

Mortgage Representation and Warranties Reserve

$ in millions	2Q11	1Q11	4Q10	3Q10	2Q10
Beginning Reserve	$181	$180	$147	$101	$73
Net Realized Losses	(43)	(32)	(27)	(24)	(20)
Additions to Reserve	35	33	60	70	48
Ending Reserve	$173	$181	$180	$147	$101
Mortgages repurchased and make-whole payments	$72	$90	$69	$53	$27

- ✓ Mortgage securitizations
  - Do not participate in private placement securitization market
  - U.S. Bank Corporate Trust is trustee - acts only on behalf of investors
- ✓ Foreclosure process – OCC/Fed consent orders
  - USB is on schedule with implementation plan submitted to the regulators

23

usbancorp

Interest Rate Risk Management CurrentEnvironment The Company manages its exposure to changes in interest rates in order to minimize the volatility of net interest income and the market value of assets and liabilitiesUSB is currently slightly asset sensitivePrimary impact from lower rate environment is reinvestment riskOverall impact of lower rate environment is very manageable for USB 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Up 50 bp Immediate -0.0168 -0.0069 -0.0068 0.0105 0.011 0.0089 0.0092 0.01 0.0133 0.0165 0.0253 0.0314 0.0311 0.0327 Down 50 bp Immediate 0.0178 0.011 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Up 50 bp Immediate -0.0094 -0.0053 -0.0048 0.0037 0.0063 0.0036 0.0042 0.0043 0.0068 0.01 0.0147 0.0164 0.0157 0.0205 Down 50 bp Immediate 0.0092 0.0061 0.005 Net Interest Income Sensitivity 4% Policy Limit (4%) Policy Limit Up 50 bp Immediate Down 50 bp Immediate Up 200 bp Gradual Down 200 bp Gradual

U.S. Bancorp Overview Performance Current Environment Investing for Growth

Investing for Growth

Investing for Growth

We continue to invest:

- ✓ Wholesale Banking and Commercial Real Estate
  - Footprint expansion
  - New products and services
- ✓ Consumer and Small Business Banking
  - Branch technology
  - Acquisitions
  - Optimal denovo branch expansion
- ✓ Wealth Management and Securities Services
  - Corporate Trust acquisitions
  - Ascent Private Capital Management
- ✓ Payment Services
  - International expansion
  - Mobile payments
  - Acquisitions
- ✓ Enterprise Revenue Office

Capital Expenditures



$ in millions
1,000
750
500
250
0
301
540
484
519
772
856
650
2005
2006
2007
2008
2009
2010
2011 Fcst

Technology Investments

- ✓ Tier 4 Data Center
- ✓ Branch Hardware and Software
- ✓ Internet Channel
- ✓ Home Mtg Origination Platform
- ✓ Mobile Banking Channel
- ✓ Call Center Telephony
- ✓ Distribution Channel Integration

usbancorp

Capital expenditures approved by Capital Expenditures Committee

26

Investing for Growth

Investing for Growth

Acquisitions


Consumer and Small Business Banking
Wholesale Banking and Commercial Real Estate
Payment Services
Wealth Management and Securities Services

Payments

- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- AIMS Logistics
- Numerous small portfolios
- Joint ventures:
  - Brazil merchant services company
  - Syncada

Divestitures

- Divestiture of FAF Advisors long-term asset management business

Consumer and Wholesale

- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

Trust Businesses

- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ Financial
- Bond trustee business of First Citizens bank
- Mutual fund servicing division of Fiduciary Management, Inc

27

Investing in Innovation Easy Savings with Rewards Best-in-Class Rewards Best Online Customer Experience Environmental Sustainability Prepaid Card Innovation Mobile Merchant Acquiring VITAband Desktop and Mobile Remote Check Deposit Investing forGrowth

Long-term Growth Drivers

Investing for Growth

- ✓ Return on recent and on-going investments in technology, corporate banking, wealth management, corporate trust, payments and M&A
- ✓ Positive leverage to economic recovery, particularly payments and trust
- ✓ Market share gains, including growth in loans and deposits as "flight to quality" continues
- ✓ Efficiency ratio in the low 50s
- ✓ Credit costs normalize at 100 bps of average loans over the cycle
- ✓ Normalized ROE 16-19%; normalized ROA 1.60-1.90%
- ✓ Unknown regulatory impact = negative bias
- ✓ Normalized capital management = positive bias
- ✓ Superior execution

29

usbancorp

Long-term Growth Expectations Long-term Growth ExpectationsNet Interest Income 5-7%Noninterest Income 8-10% Total Revenue 7-8%Noninterest Expense 4-5%Provision for Credit Losses 6-8% Net Income 8-9%EPS 8-10% Investing forGrowth

Richard K. DavisChairman, President and CEOSeptember 14, 2011 Barclays Capital 2011 Global Financial Services Conference

Appendix

Non-Regulatory Capital Ratios Appendix

Richard K. DavisChairman, President and CEOSeptember 14, 2011 Barclays Capital 2011 Global Financial Services Conference